FIRST AMENDMENT TO AMENDED AND RESTATED
REGISTRATION RIGHTS AGREEMENT
This First Amendment (this “Amendment”) to the Amended and Restated Registration Rights Agreement, dated June 6, 2018, is entered into by and among Infrastructure and Energy Alternatives, Inc. (f/k/a M III Acquisition Corp.), a Delaware corporation (the “Company”), and Infrastructure and Energy Alternatives, LLC (the “Seller”), in its capacity as holder of a majority of the Registrable Securities (as defined in the Registration Rights Agreement) and amends, in accordance with Section 3.2 thereof, the Amended and Restated Registration Rights Agreement, dated March 26, 2018 (the “Registration Rights Agreement”), by and among the Company, M III Sponsor I, LLC., a Delaware limited liability company, M III Sponsor I LP, a Delaware limited partnership, Seller, Oaktree Power Opportunities Fund III Delaware, L.P., a Delaware limited partnership, in its capacity as the representative of the Seller, Cantor Fitzgerald & Co., and the other persons from time to time party thereto. Term used herein and not defined herein have the meanings set forth in the Registration Rights Agreement.
WHEREAS, the Company and the Holders of a majority of the Registrable Securities as of the date hereof wish to make certain modifications and amendments to the terms of the Registration Rights Agreement;
NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment hereby agree as follows:

Section 1.	Amendment

1.1    Section 2.4 of the Registration Rights Agreement is amended and restated in its entirety as follows:
“2.4    Underwritten Offering. Notwithstanding anything herein to the contrary, no Holder may participate in any Underwritten Offering hereunder unless such Holder accurately completes and executes in a timely manner all questionnaires, powers of attorney, indemnities, custody agreements, underwriting agreements (as approved in accordance with the terms of this Agreement), and other documents reasonably requested under the terms of such underwriting arrangements; provided, that all Persons participating in such Underwritten Offering shall be required to complete and execute, on the same terms and conditions, such questionnaires, powers of attorney, indemnities, custody agreements, underwriting agreements, and other documents (if applicable). The right of a Holder to register and sell Registrable Securities in an Underwritten Offering shall also be subject to any restrictions, limitations or prohibitions on the sale of any Common Stock beneficially owned by such Holder as may be required by the Underwriters in the interests of the offering (and, without limiting the foregoing or the obligations applicable to all Holders of Registrable Securities set forth in Section 2.6), each Holder who is participating in such Underwritten Offering shall in connection therewith agree to be bound by (and if requested, execute and deliver) a lock-up agreement with the Underwriter(s) of any such Underwritten Offering in form and substance acceptable to the Company and the Holders of a majority of the Registrable Securities being offered in such Underwritten Offering.”
1.2    Section 2.6(a) of the Registration Rights Agreement is amended and restated in its entirety as follows (emphasis added):

“Section 2.6 Lockup Agreements.
(a)    Each Holder owning Registrable Securities representing beneficial ownership of 1% or more of the outstanding Common Stock (calculation of the beneficial ownership of Registrable Securities shall not include any unvested Earn-out Shares and, for the avoidance of doubt, shall not include any Common Stock underlying the Preferred Stock prior to the date such Preferred Stock is convertible in accordance with the Certificate of Incorporation) hereby agrees that, in connection with an Underwritten Offering, except for sales in such Underwritten Offering:
(i)    it will not effect any public sale or distribution (including sales pursuant to Rule 144 and pursuant to derivative transactions) of any Registrable Securities (1) in connection with an Underwritten Offering that is being made pursuant to a Demand Registration Statement, a Shelf Registration Statement or a Piggyback Registration, in each case in accordance with this Article II, during (A) the period commencing on the seventh day prior to the expected time of circulation of a preliminary prospectus with respect to such Underwritten Offering (or, if no preliminary prospectus is circulated, the commencement of any marketing efforts with respect to such Underwritten Offering) and ending on the 90th day following the date of the final prospectus covering such Registrable Securities in connection with such Underwritten Offering or (B) such shorter period as the Underwriters with respect to such Underwritten Offering may require; provided, that the duration of the restrictions described in this clause (i) shall be no longer than the duration of the shortest restriction generally imposed by the Underwriters on the chief executive officer and the chief financial officer of the Company (or Persons in substantially equivalent positions) in connection with such Underwritten Offering; and
(ii)    it will execute a lock-up agreement in favor of the Underwriters in form and substance reasonably acceptable to the Company and the Underwriters to such effect.
1.3    Section 2.8 of the Registration Rights Agreement is amended to add subparagraph (f) thereto:
“(f)    Each Holder agrees that such Holder shall treat as confidential the receipt of a notice from the Company of any proposed Underwritten Offering hereunder and shall not disclose or use the information contained in any such notice without the prior written consent of the Company until such time as the information contained therein is or becomes available to the public generally, other than as a result of disclosure by the Holder in breach of the terms of this Agreement. Any Holder may, by prior written notice to the Company, elect not receive notice any proposed Underwritten Offering hereunder, in which case such Holder shall be deemed to have waived any right to participate therein.”
1.4    Section 3.2 of the Registration Rights Agreement is amended and restated in its entirety as follows:
“3.2 Amendments and Modifications. Upon the written consent of the Company and the Holders of at least a majority of the Registrable Securities at the time in question, compliance with any of the provisions, covenants and conditions set forth in this Agreement may be waived, or any of such provisions, covenants or conditions may be amended or modified; provided, however, that (i) notwithstanding the foregoing, any amendment hereto or waiver hereof that adversely affects one Holder or group of Holders, solely in its capacity as a holder of the shares of capital stock of the Company, in a manner that is materially different from the other Holders (in such capacity) shall require the consent of the Holders so affected and (ii) Section 2.6(a) shall not be amended to require any Holder that is not participating in an Underwritten Offering to lock-up any securities that do not constitute Registrable Securities. No course of dealing between any Holder or the Company and any other party hereto or any failure or delay on the part of a Holder or the Company in exercising any rights or remedies under this Agreement shall operate as a waiver of any rights or remedies of any Holder or the Company. No single or partial exercise of any rights or remedies under this Agreement by a party shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder by such party.”

Section 2.	Miscellaneous.

2.1    THIS AMENDMENT AND ANY CLAIM OR CONTROVERSY HEREUNDER SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF, EXCEPT FOR MATTERS DIRECTLY IN THE PURVIEW OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE (THE “DGCL”), WHICH MATTERS SHALL BE GOVERNED BY THE DGCL.

2.2    THE PARTIES HERETO IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN THE COUNTY OF NEW YORK, IN THE STATE OF NEW YORK OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE AFFAIRS OF THE COMPANY. TO THE FULLEST EXTENT THEY MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, THE PARTIES HERETO IRREVOCABLY WAIVE AND AGREE NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, ANY CLAIM THAT THEY ARE NOT SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, ANY OBJECTION THAT THEY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

2.3    TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH PARTY HERETO HEREBY WAIVES AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE OR ACTION, CLAIM, CAUSE OF ACTION OR SUIT (IN CONTRACT, TORT OR OTHERWISE), INQUIRY, PROCEEDING OR INVESTIGATION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER HEREOF OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE TRANSACTIONS CONTEMPLATED HEREBY, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING. EACH PARTY HERETO ACKNOWLEDGES THAT IT HAS BEEN INFORMED BY THE OTHER PARTIES HERETO THAT THIS SECTION CONSTITUTES A MATERIAL INDUCEMENT UPON WHICH THEY ARE RELYING AND WILL RELY IN ENTERING INTO THIS AGREEMENT. ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH SUCH PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

2.4    Headings. The section headings of this Amendment are included for reference purposes only and shall not affect the construction or interpretation of any of the provisions of this Amendment.
2.5    Counterparts. This Amendment may be executed simultaneously in two or more counterparts, each of which will be deemed an original, but all of which will constitute one agreement. Execution and delivery of this Amendment by exchange of electronically transmitted counterparts bearing the signature of a party hereto will be equally as effective as delivery of a manually executed counterpart of such party hereto. This Amendment and any signed agreement entered into in connection herewith or contemplated hereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine or scanned pages via electronic mail, will be treated in all manner and respect as an original contract and will be considered to have the same binding legal effects as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such contract, each other party hereto or thereto will re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such contract will raise the use of a facsimile machine or email to deliver a signature or the fact that any signature or contract was transmitted or communicated through the use of facsimile machine or email as a defense to the formation of a contract and each such party forever waives any such defense.

Section 3.	Continuing Effect.

Except as provided herein, the provisions of the Registration Rights Agreement shall remain in full force and effect in accordance with the terms thereof.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
IN WITNESS WHEREOF, the undersigned have executed, or have cause to be executed, this Amendment on the date first written above.

INFRASTRUCTURE AND ENERGY ALTERNATIVES, INC. (F/K/A M III ACQUISITION CORP.)

By:	/s/ Andrew Layman
Name:	Andrew Layman
Title:	Chief Financial Officer

INFRASTRUCTURE AND ENERGY ALTERNATIVES, LLC (as Holder of a majority of the Registrable Securities)

By:	/s/ Ian Schapiro
Name:	Ian Schapiro
Title:	Authorized Signatory